MODIFICATION NO. 10


THIS EIGHTH AMENDMENT AGREEMENT is made as of the 17th day of February, 1997.

B E T W E E N:

	CINEPLEX ODEON CORPORATION
	a corporation incorporated under the
	laws of the Province of Ontario

	("Cineplex")


	- and -


	PLITT THEATRES, INC.
	a corporation incorporated under the
	laws of the State of Delaware

	("Plitt")


	- and -

	CINEPLEX ODEON (QUEBEC) INC.
	RKO CENTURY WARNER THEATRES, INC.
	THE WALTER READE ORGANIZATION, INC.
	PLITT SOUTHERN THEATRES, INC.
	MANBECK THEATRE CORPORATION

	(collectively, the "Guarantors")


	- and -


	THE BANK OF NOVA SCOTIA
	NATIONAL BANK OF CANADA
	THE BANK OF NEW YORK
	ROYAL BANK OF CANADA

	(collectively, the "Banks")

	- and -


	THE BANK OF NOVA SCOTIA
	in its capacity as agent for the Banks
	(the "Agent")


	- and -


	THE BANK OF NOVA SCOTIA
	as operating lender
	(the "Operating Lender")



WHEREAS:

A.	Cineplex, Plitt, the Banks and the Agent entered into a credit agreement dated as of 23 June 1994 pursuant to which the Banks established a reducing/revolving term credit facility in favour of Cineplex and Plitt, which agreement has been amended by a Waiver Agreement made as of 25 October 1994, a Second Amendment Agreement made as of 31 March 1995, a Second Waiver Agreement made as of 19 September 1995, a Third Amendment Agreement made as of 30 September 1995, a Consent made as of 15 December 1995, a Fourth Amendment Agreement made as of 9 February 1996, a Fifth Amendment Agreement made as of 26 March 1996, a Sixth Amendment Agreement made as of 16 August 1996 and a Seventh Amendment Agreement made as of 31 October 1996 (such credit agreement as so amended and as further supplemented, amended, restated or replaced from time to time, the "Credit Agreement").

B.	Cineplex and the Operating Lender entered into a letter loan agreement dated 23 June 1994 (as the same may be amended, supplemented, restated or replaced from time to time, the "Operating Credit Agreement") pursuant to which the Operating
Lender established in favour of Cineplex a revolving operating credit facility.

C.	Pursuant to the Credit Agreement and the Operating Credit
Agreement, each of the Guarantors has provided a Guarantee.

D.	Cineplex has requested that certain provisions of the Credit
Agreement be amended to provide greater operational flexibility and the Banks and the Operating Lender have agreed to such requests.

E.	The Banks and the Operating Lender have agreed to such
requests on the terms set forth herein and the parties hereto are entering into to this Agreement to evidence their agreement with respect to such requests, to set forth the terms and conditions upon which such agreements by the Banks and the Operating Lender are made and to deal with the other matters set forth herein.

	NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 - Interpretation

	Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Credit Agreement. This Agreement amends the Credit Agreement effective from and after the date hereof. This Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one agreement.

Section 2 - Amendment to Financial Covenants

	Section 7.08 of the Credit Agreement is amended so that it reads as follows:

	"Funded Indebtedness Coverage: Cineplex shall maintain, on a consolidated basis, a ratio of (a) Funded
Indebtedness to (b) Cash Flow for the last four full fiscal quarters, calculated as at the dates shown below of not greater than:

		6.75:1	up to and including September 30, 1994
		6.25:1	at December 31, 1994
		8.20:1	at March 31, 1995
		8.00:1	at June 30, 1995, September 30, 1995 and
December 31, 1995
		6.55:1	at March 31, 1996 and June 30, 1996
		6.45:1	at September 30, 1996
		7.12:1	at December 31, 1996
		8.00:1	at March 31, 1997 and June 30, 1997
		7.10:1	at September 30, 1997
		7.00:1	at December 31, 1997
		4.00:1	at the end of each fiscal quarter
thereafter."

	Section 7.09 of the Credit Agreement is amended so that it reads as follows:

	"Cash Flow to Interest Expense: Cineplex shall maintain, on a consolidated basis, a ratio of (a) Cash
Flow for the last four full fiscal quarters to (b)
Interest Expense for the last four full fiscal quarters, calculated as at the dates shown below of at least:

		1.60:1	up to and including December 31, 1994
		1.30:1	at March 31, 1995 and June 30, 1995
		1.20:1	at September 30, 1995 and December 31,
1995
		1.30:1	at March 31, 1996 and June 30, 1996
		1.40:1	at September 30, 1996
		1.37:1	at December 31, 1996
		1.20:1	at March 31, 1997 and June 30, 1997
		1.40:1	at September 30, 1997 and December 31, 1997
		2.00:1	at the end of each fiscal quarter thereafter;

	provided that, in the calculation of Cash Flow for the purposes of this covenant only, the amounts referred to in subparagraph 1.01(y)(iii)(F) will be added back to the extent deducted and the amounts referred to in subparagraph 1.01(y)(iv) which arose prior to the date of acquisition will be deducted to the extent added."

	Section 7.10 of the Credit Agreement is amended so that it reads as follows:

	"Senior Debt to Cash Flow: Cineplex shall maintain, on a consolidated basis, a ratio of (a) Senior Debt to (b)
Cash Flow for the last four full fiscal quarters, calculated as at the dates shown below of not greater than the following:

		4.00:1	up to and including September 30, 1994
		3.75:1	at December 31, 1994
		4.30:1	at March 31, 1995 and June 30, 1995
		4.00:1	at September 30, 1995 and December 31,
1995
		3.00:1	at March 31, 1996, June 30, 1996,
September 30, 1996 and December 31, 1996
		3.55:1	at March 31, 1997 and June 30, 1997
		3.15:1	at September 30, 1997
		3.00:1	at December 31, 1997 and at the end of each
fiscal quarter thereafter."

	Section 7.11 of the Credit Agreement is amended so that it reads as follows:

	"Cash Flow to Proforma Debt Service: Cineplex shall maintain, on a consolidated basis, a ratio of (a) Cash
Flow for the last four fiscal quarters to (b) Proforma
Debt Service greater than:

		1:10:1	up to and including December 31, 1996
		1.00:1	at March 31, 1997, June 30, 1997, September
30, 1997 and December 31, 1997
		1.35:1	at March 31, 1998, June 30, 1998 and
September 30, 1998
		1:55:1	at the end of each fiscal
quarter thereafter."

Section 3 - Conditions Precedent to Effectiveness of this Amendment
Agreement

	This Eighth Amendment Agreement shall only become binding on the Banks upon satisfaction of the following conditions precedent:

	(a)	execution of this Eighth Amendment Agreement by the
Super Majority Banks in accordance with Section
12.01(ii) of the Credit Agreement; and

	(b)	payment of the amendment fee as contemplated by
Section 4 below.

Section 4 - Amendment Fee

	Each of Cineplex, Plitt and the Guarantors agrees that an amendment fee in the amount of U.S. $147,930 shall be payable by Cineplex to the Agent (for and on behalf of the Banks and the Operating Lender) upon execution by Cineplex of this Agreement, such amendment fee to be divided among those Banks and the Operating Lender that have executed and delivered this Ninth Amendment Agreement on a pro rata basis based on their respective commitment levels under the Credit Agreement and the Operating Credit Agreement.

Section 5 - Confirmation by Guarantors

	Each Guarantor confirms that the Guarantee and Collateral made or granted by it pursuant to the Credit Agreement and the Operating Credit Agreement remain in full force and effect notwithstanding the amendments and supplements to Credit Agreement herein contained.

Section 6 - Continuing Effect of Agreements

	Except as amended by this Agreement, the Credit Agreement and the Operating Credit Agreement shall remain in full force and effect, without amendment, and each is hereby ratified and confirmed.

Section 7 - Counterparts

	This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument and shall be effective on the date when each of the parties hereto has signed a copy hereof and shall have delivered the same to the Agent.


	EXECUTED AND EFFECTIVE as of the date first written above.


THE BANKS

THE BANK OF NOVA SCOTIA
By: Robert King
Name: R.A. King
Title: Account Officer

NATIONAL BANK OF CANADA
By: Anne Brown
Name: Anne L. Brown
Title: Manager

THE BANK OF NEW YORK
By:
Name:
Title:

ROYAL BANK OF CANADA
By: R. Ahmad
Name: R. (Rizwan) Ahmad
Title: Senior Account Manager

THE BANK OF NOVA SCOTIA, as
Agent
By: R. Boomhour
Name: R. J. Boomhour
Title: Asst. Gen. Mgr.

THE BANK OF NOVA SCOTIA, as
Operating Lender

By: Robert King
Name: R.A. King
Title: Account Officer


THE BORROWERS

CINEPLEX ODEON CORPORATION
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

PLITT THEATRES, INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

EACH OF THE UNDERSIGNED hereby acknowledges and agrees to and accepts the terms and conditions set forth in this Agreement as of the date first written above.

THE GUARANTORS

CINEPLEX ODEON CORPORATION
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

PLITT THEATRES, INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer		c/s

RKO CENTURY WARNER THEATRES,
INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

THE WALTER READE
ORGANIZATION, INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

PLITT SOUTHERN THEATRES,
INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

MANBECK THEATRE CORPORATION

By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer

CINEPLEX ODEON (QUEBEC) INC.
By: Ellis Jacob		c/s
Name: Ellis Jacob
Title: Executive Vice President and Chief Financial Officer